                                                                   Exhibit 10.25


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                       SPECIALTY CHEMICAL RESOURCES, INC.

                                      and

                           BANK ONE, N.A., as TRUSTEE

                               -----------------

                                   INDENTURE

                          Dated as of February 1, 1999

                                ----------------

                   6% Convertible Subordinated Notes Due 2009




================================================================================

                               TABLE OF CONTENTS

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ARTICLE ONE             DEFINITIONS AND INCORPORATION BY REFERENCE ..............................1

         Section 1.01.  Definitions .............................................................1
         Section 1.02.  Incorporation by Reference of Trust Indenture Act .......................6
         Section 1.03.  Rules of Construction ...................................................6

ARTICLE TWO             THE SECURITIES ..........................................................7

         Section 2.01.  Form and Dating .........................................................7
         Section 2.02.  Execution and Authentication ............................................7
         Section 2.03.  Registrar, Paying Agent and Conversion Agent ............................8
         Section 2.04.  Paying Agent to Hold Money in Trust .....................................8
         Section 2.05.  Securityholder Lists ....................................................9
         Section 2.06.  Transfer and Exchange ...................................................9
         Section 2.07.  Replacement Securities .................................................10
         Section 2.08.  Outstanding Securities .................................................10
         Section 2.09.  Treasury Securities ....................................................10
         Section 2.10.  Temporary Securities ...................................................11
         Section 2.11.  Cancellation ...........................................................11

ARTICLE THREE           REDEMPTION .............................................................11

         Section 3.01.  Notices to Trustee and Paying Agent ....................................11
         Section 3.02.  Selection of Securities to be Redeemed .................................11
         Section 3.03.  Notice of Redemption ...................................................12
         Section 3.04.  Effect of Notice of Redemption .........................................13
         Section 3.05.  Deposit of Redemption Price ............................................13
         Section 3.06.  Securities Redeemed in Part ............................................13

ARTICLE FOUR            SUBORDINATION; RELATIONSHIP TO ORIGINAL NOTES ..........................13

         Section 4.01.  Securities Subordinated to Senior Debt .................................13
         Section 4.02.  Maturity of Senior Debt ................................................14
         Section 4.03.  Liquidation, Etc. ......................................................14
         Section 4.04.  Senior Debt Default ....................................................14
         Section 4.05.  Company's Obligations Unimpaired .......................................15
         Section 4.06.  Subrogation ............................................................15
         Section 4.07.  Subordination Unimpaired ...............................................15
         Section 4.08.  Standstill; Limitation on Actions ......................................16
         Section 4.09.  Relationship to Original Notes .........................................16
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                                      (i)
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ARTICLE FIVE            COVENANTS ..............................................................16

         Section 5.01.  Payment of Securities ..................................................16
         Section 5.02.  Limitation on Indebtedness for Borrowed Money ..........................17
         Section 5.03.  Reports by the Company .................................................17
         Section 5.04.  Corporate Existence ....................................................17
         Section 5.05.  Notice of Default ......................................................18
         Section 5.06.  Waiver of Stay, Extension or Usury Laws ................................18

ARTICLE SIX             SUCCESSORS .............................................................18

         Section 6.01.  When Company May Merge, Etc. ...........................................18
         Section 6.02.  Successor Corporation Substituted ......................................19

ARTICLE SEVEN           DEFAULT AND REMEDIES ...................................................19

         Section 7.01.  Events of Default ......................................................19
         Section 7.02.  Acceleration ...........................................................21
         Section 7.03.  Other Remedies .........................................................21
         Section 7.04.  Waiver of Past Defaults ................................................21
         Section 7.05.  Control by Majority ....................................................22
         Section 7.06.  Limitation on Suits ....................................................22
         Section 7.07.  Rights of Holders to Receive Payment ...................................23
         Section 7.08.  Collection Suit by Trustee .............................................23
         Section 7.09.  Trustee May File Proofs of Claim .......................................23
         Section 7.10.  Priorities .............................................................24
         Section 7.11.  Undertaking for Costs ..................................................24

ARTICLE EIGHT           TRUSTEE ................................................................24

         Section 8.01.  Duties of Trustee ......................................................24
         Section 8.02.  Rights of Trustee ......................................................26
         Section 8.03.  Individual Rights of Trustee ...........................................26
         Section 8.04.  Disclaimers ............................................................26
         Section 8.05.  Notice of Defaults .....................................................27
         Section 8.06.  Reports by Trustee to Holders ..........................................27
         Section 8.07.  Compensation and Indemnity .............................................27
         Section 8.08.  Replacement of Trustee .................................................28
         Section 8.09.  Successor Trustee by Merger, Etc. ......................................29
         Section 8.10.  Eligibility; Disqualification ..........................................29
         Section 8.11.  Preferential Collection of Claims Against the Company. .................29
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ARTICLE NINE            DISCHARGE OF INDENTURE .................................................29

         Section 9.01.  Termination of the Company's Obligation ................................29
         Section 9.02.  Application of Trust Money .............................................30
         Section 9.03.  Repayment to the Company ...............................................30
         Section 9.04.  Reinstatement ..........................................................30

ARTICLE TEN             CONVERSION .............................................................31

         Section 10.01.  Right of Conversion; Conversion Price .................................31
         Section 10.02.  Procedures for Conversion. ............................................31
         Section 10.03.  Adjustments to Conversion Price .......................................32
         Section 10.04.  Covenant to Reserve Shares ............................................33
         Section 10.05.  Compliance with Legal and Governmental Requirements ...................34
         Section 10.06.  Payment of Taxes ......................................................34
         Section 10.07.  Responsibility of Trustee and Conversion Agent ........................34

ARTICLE ELEVEN           AMENDMENTS, SUPPLEMENTS AND WAIVERS ...................................35

         Section 11.01.  Without Consent of Holders ............................................35
         Section 11.02.  With Consent of Holders ...............................................35
         Section 11.03.  Revocation and Effect of Consents .....................................36
         Section 11.04.  Notation on or Exchange of Securities .................................37
         Section 11.05.  Trustee to Sign Amendments, Etc. ......................................37

ARTICLE TWELVE           MISCELLANEOUS .........................................................38

         Section 12.01.  Notices. ..............................................................38
         Section 12.02.  Certificate and Opinion as to Conditions Precedent ....................38
         Section 12.03.  Statements Required in Certificate or Opinion .........................39
         Section 12.04.  Rules by Trustee, Registrar, Paying Agent and Conversion Agent ........39
         Section 12.05.  Legal Holidays ........................................................39
         Section 12.06.  Governing Law .........................................................39
         Section 12.07.  No Recourse Against Others ............................................39
         Section 12.08.  No Adverse Interpretation of Other Agreements .........................40
         Section 12.09.  Successors ............................................................40
         Section 12.10.  Duplicate Originals ...................................................40
         Section 12.11.  Separability ..........................................................40
         Section 12.12.  Table of Contents, Headings and References ............................40

SIGNATURES .....................................................................................41

EXHIBIT A .....................................................................................A-1
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                                     (iii)

                                   INDENTURE

         INDENTURE, dated as of February 1, 1999, between SPECIALTY CHEMICAL RESOURCES, INC., a Delaware corporation (the "Company"), and BANK ONE, N.A., a national banking association, as trustee (the "Trustee").

         Each of the parties hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (defined below) of the Company's 6% Convertible Subordinated Notes Due 2009 issued pursuant to this Indenture.


                                  ARTICLE ONE
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01.  Definitions.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or Conversion Agent.

         "Bankruptcy Law" means Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq., or any similar federal or state law for the relief of debtors.

         "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Business Day" means a day that is not a Saturday, Sunday, legal holiday or other day on which banks and trust companies in the city where the Trustee is located are not required to be open.

         "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

         "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

         "Change of Control" means the acquisition (or the announcement of an intent to acquire), directly or indirectly, by any Person or group of Persons acting together, for a similar purpose, other than the "Stockholders Group," or any of them or their Affiliates, of beneficial ownership of shares of the Capital Stock of the Company in such amount that, after giving effect to such acquisition, such Person or Persons shall be entitled to vote 25% or more of the shares entitled to vote, as at such date, in the election of directors of the Company. The "Stockholders Group" means Edwin M. Roth, Corey B. Roth, CEW Partners, and Martin Trust.

         "Common Stock" means all shares now or hereafter authorized of the common stock, $0.10 par value, of the Company.

         "Company" means the party named as such in this Indenture, until a successor replaces it pursuant to the Indenture, and thereafter means the successor.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman or Vice Chairman of the Board of Directors, the President or any Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

         "Consolidated Net Worth" means with respect to any Person at any date the total amount of non-redeemable preferred stock and common shareholders' equity (excluding amounts attributable to securities which are exchangeable for or convertible into securities, other than non-redeemable preferred stock or common stock) which would appear on a consolidated balance sheet of any Person as at such date prepared in accordance with generally accepted accounting principles.

         "Conversion Agent" means an office or agency where Securities may be presented for conversion. The term includes any additional conversion agent.

         "Conversion Price" initially means $0.40.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "Default" means any event which is, or after notice or passage of time would be, an Event of Default.



                                      (2)

         "Election Contest" means any filing pursuant to Rule 14a-11 under the Securities Exchange Act of 1934, as amended, by any Person or group of Persons for the purpose of opposing a solicitation by the Company with respect to the election of directors of the Company.

         "Event of Default" shall have the meaning provided in Section  7.01.

         "Fair Market Value of the Common Stock" shall have the meaning provided in Section 2.04(b).

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

         "Holder," "Securityholder" or "Noteholder" means the Person in whose name a Security is registered on the Registrar's books.

         "Indebtedness" means (a) any indebtedness, obligation or liability (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent or joint or several) of any Person (i) for or in respect of borrowed money, (ii) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, including securities, (iii) for the payment of money relating to any other transaction (including forward sale or purchase agreements, Capitalized Lease Obligations (but not operating leases) and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements; or (iv) for the maximum fixed repurchase price of any equity securities of such Person which by their terms or otherwise are required to be redeemed prior to the maturity of the Securities or at the option of the holder thereof; (b) any liability of others described in the preceding clause (a) which the Person has guaranteed or for which it is otherwise legally liable; and (c) any deferral, renewal, refinancing, extension or refunding of, or amendment, modification or supplement to, any liability of the types referred to in clauses
(a) and (b) above, but shall not include indebtedness or amounts owed (except to banks or other financing institutions) for compensation to employees, or for goods or materials purchased, or services utilized, in the ordinary course of business of the Person. For purposes hereof, the "maximum fixed repurchase price" of any equity securities, which price is based upon, or measured by, the fair market value of such equity securities, means, as of any date, the fair market value thereof as determined in good faith by the Board of Directors.



                                      (3)

         "Indenture" means this Indenture as amended or supplemented from time to time as provided for herein.

         "Maturity Date" means March 15, 2009.

         "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

         "Net Income" of any Person for any period means the net income (loss) of such Person for such period determined in accordance with generally accepted accounting principles.

         "Officer" means the Chairman or Vice Chairman of the Board of Directors, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or the Controller of the Company.

         "Officer's Certificate" means a certificate signed by the Chairman or Vice Chairman of the Board of Directors, the President or any Vice President and by any other Officer or an Assistant Treasurer or Assistant Secretary of the Company.

         "Opinion of Counsel" means a written opinion from legal counsel, who may be an employee of or counsel to the Company or the Trustee and who is reasonably acceptable to the Trustee.

         "Original Notes" means the Company's 6% Convertible Subordinated Notes Due 2006, or any of them, as amended or supplemented from time to time, that were issued pursuant to an Indenture dated as of October 15, 1996 between the Company and Bank One, N.A., as Trustee.

         "Paying Agent" means an office or agency where Securities may be presented for payment, except that for purposes of Article Nine the Paying Agent shall not be the Company or a Subsidiary. The term includes any additional paying agent.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or any Governmental Authority.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture and the Securities.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price fixed for such redemption by or pursuant to this Indenture and the Securities.



                                      (4)

         "Registrar" means an office or agency where Securities may be presented for registration of transfer or for exchange. The term includes any co-registrar.

         "SEC" means the Securities and Exchange Commission.

         "Security" or "Securities" means the Company's 6% Convertible Subordinated Notes Due 2009, or any of them, as amended or supplemented from time to time, that are issued pursuant to this Indenture and which shall be substantially in the form of Exhibit A annexed hereto and constituting a part hereof for all purposes.

         "Senior Debt" means all principal of and interest on, and any other payment due pursuant to the terms of instruments or agreements creating, relating to or evidencing Indebtedness of the Company (other than the Securities and this Indenture and the Original Notes and their indenture), whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Company for money borrowed from others or in connection with the acquisition by it or any Subsidiary of any other business or entity or of any properties or assets, and, in each case, all renewals, extensions, refinancings or refundings thereof, unless the terms of the instrument or agreement creating, relating to or evidencing such Indebtedness expressly provide that such Indebtedness is not superior in right of payment to the payment of principal and interest on the Securities. Notwithstanding the foregoing, Senior Debt shall not include (i) any Indebtedness or liability for compensation to employees, or for goods or materials purchased in the ordinary course of business or for services, and (ii) any Indebtedness of the Company to a Subsidiary for money borrowed or advanced from such Subsidiary. Senior Debt does not include the Original Notes.

         "Subsidiary" means (i) a corporation in which the Company owns, directly or indirectly, a majority of the Capital Stock with voting power, under ordinary circumstances, to elect directors, (ii) a corporation in which a Subsidiary of the Company owns, directly or indirectly, a majority of the Capital Stock with voting power, under ordinary circumstances, to elect directors, or (iii) a corporation in which the Company and a Subsidiary, or two or more Subsidiaries, owns directly or indirectly, a majority of the Capital Stock with voting power, under ordinary circumstances, to elect directors, or
(iv) any other Person (other than a corporation) in which the Company, a Subsidiary of the Company, or the Company and a Subsidiary, directly or indirectly, own at the date of determination thereof, at least a majority of the ownership interests.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb), as in effect on the date of this Indenture.



                                      (5)

         "Trustee" means the party named as such in this Indenture, until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

         "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "U.S. Government Obligations" means direct non-callable obligations of, or noncallable obligations guaranteed by, the United States of America or any Person or agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States of America.

         Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA such provision is incorporated by reference in and made a part of this Indenture, as if this Indenture were governed by the same. The following TIA terms used in this Indenture have the following meanings:

                  (i)   "Commission" means the SEC;

                  (ii)  "indenture securities" means the Securities;

                  (iii) "indenture security holder" means a Holder, Securityholder or Noteholder;

                  (iv)  "indenture to be qualified" means this Indenture;

                  (v) "indenture trustee" or "institutional trustee" mean the Trustee; and

                  (vi) "obligor" on the indenture securities means the Company or any other obligor on the Securities.

All other terms used in this Indenture that are defined by the TIA or defined by reference in the TIA to another statute or defined by SEC rule, and not otherwise defined herein, shall have the meanings assigned to them in the TIA such other statute, as if the Indenture were governed by the same, or SEC rule.

         Section 1.03. Rules of Construction. Unless the context otherwise requires:

                  (i) a capitalized term has the meaning assigned to it in this Article or in the Section in which it is first used;



                                      (6)

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles on the date hereof;

                  (iii) "or" is not exclusive;

                  (iv) words in the singular include the plural and words in the plural include the singular;

                  (v) "herein," "hereof," "hereto" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (vi) any term connoting gender shall be deemed to include the neuter, masculine and feminine gender.


                                  ARTICLE TWO
                                 THE SECURITIES

         Section 2.01. Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A annexed hereto. The Securities may have notations, legends or endorsements required by law, securities exchange rule or usage. The Company shall approve the form of the Security and any notation, legend or endorsement thereon. Each Security shall be dated the date of its authentication. The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture.

         Section 2.02. Execution and Authentication. (a) Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's corporate seal, if required, shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

         (b) If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

         (c) A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.



                                      (7)

         (d) The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $1,360,000 upon a Company Order. Such Company Order, and any subsequent Company Order made with respect to the Securities from time to time, shall specify the amount of Securities to be authen ticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $1,360,000, except as provided in Section 2.07.

         (e) The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         (f) The Securities shall be issuable only in registered form without coupons and only in denominations of $100 and any integral multiple thereof.

         Section 2.03. Registrar, Paying Agent and Conversion Agent. The Company shall continuously employ a Registrar and a Conversion Agent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. Except for purposes of Article Nine, the Company or any Subsidiary may act as Paying Agent.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent or fails to give the foregoing notice, the Trustee shall act as such.

         The Company initially appoints the Trustee as Registrar, Paying Agent and Conversion Agent. The Trustee also acts as Registrar, Paying Agent and Conversion Agent with respect to the Original Notes.

         Section 2.04. Paying Agent to Hold Money in Trust. (a) On or prior to the due date of the principal of and interest on any Securities, the Company shall deposit with the Paying Agent cash or cleared funds in a sum sufficient to pay such principal and interest so becoming due.

         (b) Notwithstanding the foregoing, in the event the Company elects to pay the accrued interest due to the Securityholders by delivery of Common Stock in lieu of cash, the Company shall deposit with the Paying Agent, on or prior to the due date



                                      (8)
of the interest payment, stock certificate(s) in the name of each Securityholder representing the number of shares of Common Stock such Securityholder is entitled to receive calculated by dividing the aggregate amount of accrued interest due to such Securityholder by the Fair Market Value of the Common Stock. The Fair Market Value of the Common Stock is the average closing sales price of the Common Stock for the five consecutive trading days prior to the day immediately before the Maturity Date, conversion payment date or Redemption Date, as the case may be.

         (c) The Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and/or stock certificates held by the Paying Agent for the payment of principal of and interest on the Securities and shall promptly notify the Trustee of any default by the Company in making any such payment. If the Company or an Affiliate acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and to deliver all stock certificates held by it, if any, to the Trustee. The Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed and to deliver all stock certificates held by it, if any, to the Trustee. Upon doing so, the Paying Agent (if other than the Company) shall have no further liability for the money or the stock.

         Section 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at such times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         Section 2.06. Transfer and Exchange. (a) When Securities are presented to the Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided that such Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing; provided further that the Registrar need not register the transfer of or exchange any Securities selected for redemption or register the transfer of or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Company may charge a reasonable fee for any transfer or exchange, and may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed



                                      (9)
in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06 or 10.02).

         (b) All Securities presented or surrendered for exchange, registration of transfer, redemption or payment shall, if so required by the Trustee or the Company, be accompanied by a written instrument or instruments of transfer and other required documentation satisfactory in form to the Company and the Trustee, duly executed by the registered owner or by his attorney duly authorized in writing.

         Section 2.07. Replacement Securities. If a mutilated Security is surrendered to the Trustee, or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, and neither the Company nor the Trustee has received notice that such Security has been acquired by a bona fide purchaser, the Company shall issue and the Trustee, at the Company's request, shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, the applicant for a replacement Security must provide (a) an indemnity bond which must be sufficient in the judgment of both the Trustee and the Company to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced and (b) evidence to the satisfaction of the Company and the Trustee of the loss, destruction or theft of such Security and the ownership thereof. The Company may charge such Holder for its expenses in replacing a Security.

         Section 2.08. Outstanding Securities. (a) The Securities outstanding at any time are all Securities that have been authenticated by the Trustee, except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because the Company or one of its Affiliates holds the Security.

         (b) If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding, until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         (c) If the Paying Agent (other than the Company or an Affiliate of the Company) holds on a Redemption Date or on the Maturity Date money and/or stock certificates, sufficient to pay principal of and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

         Section 2.09. Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any notice, direction, waiver or consent, Securities owned by the Company or any of its Affiliates shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Securities



                                      (10)
which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee that the pledgee has the right so to act with respect to the Securities and that the pledgee is not the Company or any of its Affiliates.

         Section 2.10. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and, upon receiving an appropriate Company Order, the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

         Section 2.11. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, payment, conversion or cancellation and shall destroy canceled Securities and shall deliver a certificate of such destruction to the Company. Subject to Section 2.07, the Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article Ten.


                                 ARTICLE THREE
                                   REDEMPTION

         Section 3.01. Notices to Trustee and Paying Agent. (a) If the Company elects to redeem Securities pursuant to Section 5 of the Securities, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of Securities to be redeemed.

         (b) The Company shall give the notice provided for in subsection 3.01(a) at least 45 days before the Redemption Date (unless a shorter notice is satisfactory to the Trustee).

         Section 3.02. Selection of Securities to be Redeemed. If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or in such other manner as the Trustee shall deem fair to the Securityholders. The Trustee shall make the selection from the Securities outstand ing and not previously called for redemption. Securities in denominations of $100 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $100 or any integral multiple thereof) of the principal of securities that have



                                      (11)
denominations larger than $100. The Trustee shall promptly notify the Company in writing of such Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount to be redeemed. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

         Section 3.03. Notice of Redemption. (a) At least 30 days before a Redemp tion Date, the Company shall mail or cause the mailing of a notice of redemption by first class mail to each Holder whose Securities are to be redeemed.

         (b) The notice shall identify the Securities to be redeemed and shall state:

                  (i)    the Redemption Date;

                  (ii)   the Redemption Price;

                  (iii)  the Conversion Price;

                  (iv) the amount of interest accrued on the Securities called for redemption up to but not including the Redemption Date and that interest on such Securities ceases to accrue on and after the Redemption Date;

                  (v) the name and address of the Paying Agent and the Conversion Agent;

                  (vi) that Securities called for redemption may be converted at any time before the close of business on the day prior to the Redemption Date;

                  (vii) that Holders who want to convert Securities must satisfy the requirements in Section 7 of the Securities;

                  (viii) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (ix) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Securityholder;

                  (x) if the Security is being redeemed based upon the Fair Market Value of the Common Stock with respect to the payment of accrued interest in Common Stock, the beginning and end of the five trading days when the Fair Market Value will be determined.



                                      (12)

         (c) At the Company's request, and after receiving a Company Request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. Any such notice, if given in accordance with this Indenture, shall be deemed properly given, regardless of whether it is actually received.

         Section 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, Securities called for redemption shall be paid at the Redemption Price plus accrued interest to the Redemption Date. Interest on Securities called for redemption ceases to accrue on and after the Redemption Date unless the Company fails to pay the Redemption Price. Upon redemption, accrued interest will, at the Company's option, be payable in cash or in Common Stock of the Company (as discussed in Section 2.04(b)).

         Section 3.05. Deposit of Redemption Price. On or before the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company is its own Paying Agent, shall segregate and hold in trust) cash or cleared funds and/or stock certificates in an amount or number sufficient to pay the Redemption Price of all Securities or portions thereof to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall return to the Company any money or securities previously deposited but no longer required for that purpose because of conversion of Securities.

         Section 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute, and the Trustee shall authenticate for the Holder, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                  ARTICLE FOUR
                 SUBORDINATION; RELATIONSHIP TO ORIGINAL NOTES

         Section 4.01. Securities Subordinated to Senior Debt. (a) The Company agrees, and each Holder of the Securities by his acceptance thereof likewise agrees, that the payment (i) of the principal and interest on, and any other amount due in respect of, the Securities, and (ii) to acquire any of the Securities is subordinated to the extent and in the manner provided in this Article Four, to the prior payment in full of all Senior Debt and the termination of all financing arrangements between the Company and the holders of Senior Debt.

         (b) This Article Four shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior



                                      (13)

Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provision. Each Holder of a Security, by virtue of his acceptance thereof, specifically agrees to be bound by the provisions of this Article Four and the other related provisions of this Indenture.

         Section 4.02. Maturity of Senior Debt. Upon maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all principal of, premium, if any, and interest on, and any other amount due pursuant to the terms of the instruments or agreements creating, relating to or evidencing all such matured Senior Debt shall first be paid in full before any payment on account of principal, interest, mandatory redemption provisions or any other amount due is made upon a Security.

         Section 4.03. Liquidation, Etc. In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceed ings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all principal, premium, if any, and interest due on and any other amount due pursuant to the terms of the instruments or agreements creating, relating to or evidencing Senior Debt shall first be paid in full before any payment on account of principal or interest or any other amount due is made upon a Security. Except as may otherwise be ordered by a court of competent jurisdiction, any payment or distribution of any kind or character, whether in cash, property, stock, or obligations, which may be payable or deliverable in respect of a Security in any of the proceedings referred to in the first sentence of this Section 4.03 shall be paid or delivered directly to the holders of Senior Debt for application in payment thereof, unless and until all principal and interest on, and any other amount due in respect of, Senior Debt shall have been paid in full.

         Section 4.04. Senior Debt Default. The Company shall not make any, and the Holders of the Securities shall not accept or receive, payment of principal or interest on, or any amounts in respect of, or purchase or acquire for value (and the Holders of the Securities shall not offer for sale or otherwise cause the Company to purchase or acquire for value) (including, without limitation, on account of the mandatory redemption provisions of the Securities) a Security if, either immediately before or after any such payment is received by a Holder of a Security, an event of default as defined in any indenture, agreement or instrument creating or evidencing Senior Debt shall exist or any event which, with the passage of time or the giving of notice or both, would constitute an event of default as defined in any indenture, agreement or instrument creating or evidencing Senior Debt shall exist. The Company shall give prompt written notice to the Trustee of any default or of any event which, with the passage of time or the giving of notice or both, would constitute an event of default, under any Senior Debt or under any agreement



                                      (14)
pursuant to which Senior Debt may have been issued, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt provided in this Article Four. Should any payment or distribution be received by a Holder of a Security prior to the payment in full of all Senior Debt and termination of all financing arrangements between the Company and the holders of the Senior Debt, and such payment violates any provision of this Article Four, such Holder shall receive and hold the same in trust for the benefit of the holders of the Senior Debt.

         Section 4.05. Company's Obligations Unimpaired. The provisions of this Article Four are for the purpose of defining the relative rights of the holders of Senior Debt, on the one hand, and the Holders of the Securities on the other hand, and, as between the Company and such Holders, nothing herein shall impair the obligation of the Company, which is unconditional and absolute, to pay the Holders the principal of and interest on the Securities in accordance with the terms of the Securities, nor shall anything herein prevent the Holders of the Securities from exercising all remedies otherwise permitted by applicable law upon an Event of Default thereunder, subject to the rights, under this Article Four, of holders of Senior Debt in respect of cash, property, stock or other securities received upon the exercise of such remedies and subject to the other provisions of this Indenture relating to the exercise of remedies by the Trustee and/or the Holders of the Securities.

         Section 4.06. Subrogation. Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company payable or distributable to the holders of Senior Debt until all of the Securities shall be paid in full and, as between the Company, its creditors, other than the holders of Senior Debt, and the Holders of the Securities, no payments or distributions otherwise payable or deliverable in respect of the Securities, but, by virtue of the provisions thereof or of this Indenture, paid or delivered to the holders of Senior Debt, shall be deemed to be a payment by the Company on account of Senior Debt, and no payments or distributions paid to the Holders of the Securities, by virtue of the subrogation herein provided for, shall be deemed to be a payment by the Company on account of the Securities. The holders of the Senior Debt shall be subrogated to the Holders of the Securities with respect to their claims against the Company and their rights, liens and security interests, if any, in any of the Company's assets and the proceeds thereof until all Senior Debt shall have been paid and all financing arrangements between the Company and the Holders of the Senior Debt have been terminated.

         Section 4.07. Subordination Unimpaired. No right of any present or future holder of Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms, provisions, and covenants of any



                                      (15)
agreement relating to Senior Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with. Each holder of a Security authorizes each holder of Senior Debt to (i) change any terms relating to the Senior Debt or any agreement relating thereto, (ii) make new loans or extend further credit to the Company, grant renewals, increases or extensions for time of payment of the Senior Debt, (iii) take or omit to take any action for the enforcement of, or waive any rights with respect to, any Senior Debt, and (iv) enter into such agreements as the holders of the Senior Debt may deem proper affecting any collateral for the Senior Debt, or exchange, sell, release, surrender or otherwise deal with such collateral, in each such case without invalidating or impairing the subordination provided for herein.

         Section 4.08. Standstill; Limitation on Actions. No Holder of any Securities may exercise any rights or remedies against the Company to enforce or collect upon any Security or any amounts due in connection with such Security, take possession of assets of the Company or foreclose upon any such assets, whether by judicial action or otherwise, unless and until all of the Senior Debt shall have been fully and finally paid and satisfied with interest and all financing arrangements between the Company and the holders of Senior Debt have been terminated; provided, however, that, subject to the right of the holders of Senior Debt to receive prior payment in full under the terms hereof, if an Event of Default under any of Sections 7.01(i), 7.01(iv) or 7.01(v) occurs, then the Holders of the Securities may exercise any and all rights and remedies in respect of such Event of Default, but only after expiration of the 179-day period commencing upon actual receipt by the holder of the Senior Debt of notice of such an Event of Default.

         Section 4.09. Relationship to Original Notes. The Securities are in pari passu to the Original Notes which were issued in October 1996 in connection with a rights offering by the Company to its Stockholders. The Trustee also acts as Trustee, Registrar, Paying Agent and Conversion Agent under the Indenture dated October 15, 1996 governing the Original Notes.


                                  ARTICLE FIVE
                                   COVENANTS

         Section 5.01. Payment of Securities. Subject to the terms of Article Four hereof, the Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. No installments of principal or interest are payable until the Maturity Date. Such principal amount or interest due shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or its Affiliates) holds on that date cash or cleared funds and/or stock certificates for Common Stock designated for and sufficient to pay such installment. The Company shall pay interest on overdue principal at a rate per annum equal to the rate set forth in the title of the Securities;



                                      (16)
it shall pay interest on overdue interest at the same rate of interest to the extent lawful.

         Section 5.02. Limitation on Indebtedness for Borrowed Money. The Company will not, and will not permit any Subsidiary to, incur any indebtedness for borrowed money that would rank senior to the Securities, except (i) any such indebtedness existing on the date hereof or under the Company's existing revolving credit facility; (ii) any renewals, refinancings, extensions or refundings under any indebtedness referred to in clause (i) above; (iii) any indebtedness secured by purchase money security interests; (iv) any other senior bank or other institutional indebtedness; (v) any indebtedness of a Subsidiary to another Subsidiary; (vi) any indebtedness of any other entity existing at the time such entity merged with or into or became a Subsidiary of the Company or of a Subsidiary, including indebtedness incurred in connection with, or in contemplation of, such other entity merging with or into or becoming a Subsidiary of the Company or of a Subsidiary or assumed by the Company or a Subsidiary in connection with its acquisition of the assets owned by such other entity; (vii) any indebtedness incurred in connection with a merger with or into, or the acquisition of the stock or assets of, a Person and (viii) any indebtedness to holders of the Securities.

         Section 5.03. Reports by the Company. (a) The Company shall file with the Trustee within 15 days after filing with the SEC copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and such additional information, documents and reports with respect to compliance by the Company with the conditions and cove nants set forth in this Indenture as the SEC may by rules and regulations prescribe.

         (b) So long as any Security is outstanding, the Company shall cause its annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

         (c) The Company shall promptly furnish such additional information concerning the Company as may be reasonably requested and deemed necessary by the Trustee in the conduct of its duties hereunder; provided, however, that the Company shall have no such obligation with respect to information constituting restricted information under any law or governmental regulation at the time applicable thereto.

         Section 5.04. Corporate Existence. Subject to Article Six, the Company shall not liquidate or discontinue its normal operations with intention to liquidate.



                                      (17)

         Section 5.05. Notice of Default. (a) In the event that the Company or any of its Subsidiaries receive written notice from any holder of Indebtedness that the full amount of such Indebtedness has been declared due and payable before its maturity because of an acceleration of such Indebtedness or the occurrence of any default under such Indebtedness, the Company shall promptly give written notice to the Trustee of such declaration.

         (b) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year an Officer's Certificate stating whether or not there has been any Default or Event of Default by the Company that occurred during such fiscal year. If there has been a Default or Event of Default, the certificate shall describe the Default or Event of Default and its status. The first certificate to be delivered by the Company pursuant to this Section 5.05 shall be for the first fiscal year beginning after the date of the Indenture.

         Section 5.06. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all of any portion of the principal or interest on overdue principal, if any, of the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX
                                   SUCCESSORS

         Section 6.01. When Company May Merge, Etc. (a) The Company shall not consolidate with or merge into any other corporation or transfer all or substantially all of its properties and assets as an entirety or substantially as an entirety to any Person, unless:

                  (i) either the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged, or the Person to which the properties and assets of the Company as an entirety or substantially as an entirety are transferred, shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the



                                      (18)

         Trustee, in form reasonably satisfactory to the Trustee and in compliance with Article Eleven, all the obligations of the Company under the Securities and this Indenture;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) immediately after giving effect to such transaction the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company as an entirety or substantially as an entirety are transferred shall have a positive Consolidated Net Worth equal to not less than the Consolidated Net Worth of the Company immediately preceding such transaction; and

                  (iv) at least 15 days prior to the consummation of such transaction, the Holders of Securities have received notice of, and have been afforded any conversion rights available under Article Ten as a result of, such consolidation, merger or transfer.

         (b) The Company shall deliver to the Trustee, and the Trustee shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger or transfer and the entering into any such supplemental indenture comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 6.02. Successor Corporation Substituted. Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 6.01, the successor corporation formed by such consolida tion or into which the Company is merged or the Person to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. When such a successor assumes all obligations of its predecessor under this Indenture and the Securities, the predecessor shall be released from such obligations.


                                 ARTICLE SEVEN
                              DEFAULT AND REMEDIES

         Section 7.01. Events of Default. (a) Each of the following shall constitute an "Event of Default":

                  (i) the Company defaults in the payment of the principal of and interest on any Security when the same becomes due and payable at maturity,



                                      (19)
         upon redemption, upon conversion or otherwise, and the default continues for a period of 10 days;

                  (ii) the Company fails to observe or perform any of its other covenants contained in the Securities or this Indenture, or any material representation of the Company in the Securities or this Indenture shall prove to be untrue in any material respect on the date made, and, in any case, such default continues for the period and after the notice specified below;

                  (iii) there shall be a default under any Indebtedness of the Company or any Subsidiary, whether such Indebtedness now exists or shall hereafter be created, which default shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or at maturity, without such acceleration having been rescinded or annulled or such Indebtedness having been discharged; provided, however, that no default under this clause (a)(iii) shall exist if all such defaults taken as a whole relate to Indebtedness with an aggregate principal amount of less than $1,000,000;

                  (iv) the Company pursuant to or within the meaning of any Bank ruptcy Law (i) commences a voluntary case or proceeding, (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors;

                  (v) a court of competent jurisdiction enters a decree or order under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case or proceeding, (ii) appoints a Custodian of the Company or for all or substantially all of its property or (iii) orders the liquidation of the Company; and in each case the decree or order remains unstayed and in effect for a period of 45 days;

         (b) A Default under clause (a)(ii) is not an Event of Default until the Trustee, with actual knowledge of a Default, notifies the Company or until the Holders of at least 25% in principal amount of the Securities then outstanding notify the Company and the Trustee of the Default, and the Company does not cure the Default within 30 days after receipt of the notice. The notice called for by this subsection (b) must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

         (c) When a Default is cured or waived, it will be deemed never to have existed.



                                      (20)

         Section 7.02. Acceleration. If an Event of Default (other than an Event of Default specified in clause 7.01(a)(iv) or 7.01(a)(v)) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding by written notice to the Company and the Trustee, may declare the principal of and accrued interest on the Securities then outstanding to be due and payable. Upon such declaration, the principal and interest shall become due and payable immediately (but the rights of the holders thereof shall be subject to the terms of Article Four hereof). If an Event of Default specified in clause 7.01(a)(iv) or 7.01(a)(v) occurs, all unpaid principal of and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder (but payment thereof shall be subject to the terms of Article Four hereof). Upon payment of such principal and interest, all of the Company's obligations under such Securities and this Indenture, other than its obligations under Section 8.07, shall terminate. The Holders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration with respect to such Security and its consequences if
(a) all existing Events of Default, other than the nonpayment of the principal of such Securities which has become due solely by such declaration of acceleration, have been cured or waived, (b) to the extent the payment of such interest is lawful, interest on overdue principal and interest, which has become due otherwise than by such declaration of acceleration, has been paid, (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, and (d) all payments due to the Trustee and any predecessor Trustee under Section 8.07 have been made. Anything herein contained to the contrary notwithstanding, in the event of any acceleration pursuant to this Section 7.02, the Company shall not be obligated to pay any premium which it would have had to pay if it had then elected to redeem the Securities pursuant to the terms of the Securities.

         Section 7.03. Other Remedies. If an Event of Default occurs and is continu ing, the Trustee may, subject to the terms of this Indenture, pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

         Section 7.04. Waiver of Past Defaults. Subject to Sections 7.07 and 11.02, the Holders of a majority in principal amount of the outstanding Securities by written notice to the Trustee may waive an existing Default or Event of Default and its



                                      (21)
consequences, except a Default in the payment of principal of or interest on any Security. When a Default or Event of Default is waived, it is cured and ceases.

         Section 7.05. Control by Majority. The Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of another Securityholder or that may involve the Trustee in personal liability; provided, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 7.06. Limitation on Suits. Notwithstanding anything to the contrary set forth herein, neither a Holder nor the Trustee may pursue any remedy with respect to this Indenture or the Securities unless:

                  (i) the Holder gives to the Trustee and the Company written notice of a continuing Event of Default;

                  (ii) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy and a copy thereof is forwarded to the Company;

                  (iii) such Holder or Holders offer to the Trustee indemnity and security therefor satisfactory to the Trustee against any loss, liability or expense;

                  (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of satisfactory indemnity and security therefor;

                  (v) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request; and

                  (vi) the provisions of Section 4.08 hereof shall have been complied with.

Neither a Securityholder nor the Trustee may use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

This Section 7.06 shall constitute a continuing offer to all persons who, in reliance on such section, become holders of, or continue to hold, Senior Debt, and this section



                                      (22)
is made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce this section.

         Section 7.07. Rights of Holders to Receive Payment. Subject to Article Four, notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Security on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such date, shall not be impaired or affected without the consent of such Holder. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

         Section 7.08. Collection Suit by Trustee. If an Event of Default in payment of interest or principal specified in clause 7.01(a)(i) occurs and is continuing, subject to the terms of Article 4 hereof and Section 7.06 above, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of unpaid principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent permitted by law, interest on overdue interest, in each case at a rate per annum equal to the rate set forth in the title of the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee pursuant to Section 8.07.

         Section 7.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property, and subject to the terms of Article 4 hereof and
Section 7.06 above, shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 8.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.



                                      (23)

         Section 7.10. Priorities. If the Trustee collects any money pursuant to this Article Seven, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Section 8.07;

                  Second: to holders of Senior Debt, to the extent required by Article Four;

                  Third: to holders thereof for amounts due and unpaid on the Securities and on the Original Notes, in pari passu, for principal and interest or interest on overdue principal, if any, and, to the extent permitted by law, interest on overdue interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities and the Old Notes for principal and interest, respectively; and

                  Fourth: to the Company.

The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10.

         Section 7.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking including security therefor to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.07 or a suit by Holders of more than 10% in principal amount of the outstanding Securities or a suit by any holder of Senior Debt.


                                 ARTICLE EIGHT
                                    TRUSTEE

         The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed. The Trustee also acts as Trustee, Registrar, Paying Agent and Conversion Agent under the Indenture dated October 15, 1996 governing the Original Notes.

         Section 8.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent



                                      (24)
person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others; and

                  (ii) in the absence of bad faith on its part, the Trustee may con clusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own gross negligent action, its own gross negligent failure to act or its own willful misconduct, except that:

                  (i) this subsection (c) does not limit the effect of subsection (b) of this Section 8.01;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b), (c) and (d) of this Section 8.01

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company in a writing separate from this Indenture. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.



                                      (25)

         Section 8.02. Rights of Trustee. Subject to Section 8.01:

                  (i) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (ii) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, which shall conform to Section 12.03. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (iii) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (iv) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (v) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (vi) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered, to the satisfaction of the Trustee, security against the costs, expenses and liabilities which might be incurred by the Trustee thereby.

         Section 8.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11.

         Section 8.04. Disclaimers. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or for the use or application of any money, securities or assets by any Paying Agent (other than the Trustee) and it shall not be responsible for any statement in the Securities other than its certificate of authentication.




                                      (26)

         Section 8.05. Notice of Defaults. If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder and the Company notice of the Default or Event of Default within 90 days after it occurs or becomes known to the Trustee, whichever is later; provided, however, that except in the case of a Default or an Event of Default in payment of principal or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the Securityholders.

         Section 8.06. Reports by Trustee to Holders. Within 60 days after each May 15 beginning with May 15, 1999, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with Section 313(a) of the TIA, as if this Indenture were governed by the same. The Trustee also shall comply with Section 313(b) and (c) of the TIA, as if this Indenture were governed by the same. A copy of each such report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company shall notify the Trustee if the Securities become listed on any securities exchange.

         Section 8.07. Compensation and Indemnity. (a) The Company shall pay to the Trustee such compensation as the Company and the Trustee shall from time to time agree in writing for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         (b) The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with the administration of this Indenture and its duties hereunder, including the reasonable expenses of defending itself against any claim of liability hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith on its part.

         (c) To secure the Company's payment obligations in this Section 8.07, the Trustee shall have a senior lien to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property (including stock certificates) held in trust to pay principal of and interest on particular Securities.

         (d) When the Trustee incurs expenses or renders services after an Event of Default specified in clause 7.01(a)(iv) or 7.01(a)(v) occurs, the expenses and the



                                      (27)
compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         Section 8.08. Replacement of Trustee. (a) The Trustee may resign by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

                  (i)    the Trustee fails to comply with Section  8.10;

                  (ii)   the Trustee is adjudged a bankrupt or an insolvent;

                  (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                  (iv)   the Trustee becomes incapable of acting.

         (b) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

         (c) A successor Trustee shall deliver a written acceptance of its appoint ment to the retiring Trustee and to the Company. Immediately thereafter, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 8.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

         (d) If a successor Trustee does not take office within 60 days after the retiring or removed Trustee resigns or is removed, the retiring or removed Trustee, the Company or the Holders of at least a majority in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (e) If the Trustee fails to comply with Section 8.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (f) Notwithstanding replacement of the Trustee pursuant to this Section 8.08, the Company's obligations under Section 8.07 shall continue for the benefit of the retiring or removed Trustee.



                                      (28)

         Section 8.09. Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor, resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         Section 8.10. Eligibility; Disqualification. This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the TIA, as if this Indenture were governed by the same. The Trustee shall have a combined capital and surplus of at least $1,000,000, as set forth in its most recent published annual report of condition. The Trustee shall comply with
Section 310(b) of the TIA, including the optional provision permitted by the second sentence of Section 310(b)(9) of the TIA, as if this Indenture were governed by the same; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the TIA any indenture or indentures under which other securities, or certificates of interest or participation in other securities of the Company are outstanding, if the requirements for such exclu sion set forth in Section 310(b)(1) of the TIA are met.

         Section 8.11. Preferential Collection of Claims Against the Company. The Trustee shall comply with Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA, as if this Indenture were governed by the same. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated, as if this Indenture were governed by the same.


                                  ARTICLE NINE
                             DISCHARGE OF INDENTURE

         Section 9.01. Termination of the Company's Obligation. (a) The Company may terminate its obligations under the Securities and this Indenture if all such Securities previously authenticated and delivered (other than destroyed, lost or wrongfully taken Securities which have been replaced or paid or Securities for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 9.03) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if the Company has irrevocably deposited or caused to be deposited with the Trustee or Paying Agent (if other than the Company), under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee and any such Paying Agent, as trust funds in trust solely for the benefit of the Holders for that purpose, money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient without consideration of any reinvestment of such interest, to pay principal of and interest on the outstanding Securities to maturity or redemption and all other sums payable hereunder by the Company, as the case may be; provided, that the Trustee or such Paying Agent shall



                                      (29)
have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest and such amounts with respect to the Securities. The Company shall also pay or cause to be paid all other sums payable hereunder by the Company and shall deliver to the Trustee an Officer's Certificate stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and an Opinion of Counsel to the same effect.

         (b) Notwithstanding the foregoing subsection (a), the Company's and Trustee's obligations under Sections 2.03, 2.04, 2.05, 2.06, 2.07, 5.01, 8.07,
8.08, 9.03 and 9.04 and Article Ten shall survive until such Securities are no longer outstanding. Thereafter, the Company's and the Trustee's obligations in Sections 8.07, 9.03 and 9.04 shall survive.

         (c) After any such delivery or irrevocable deposit, subject to Section 9.04, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

         Section 9.02. Application of Trust Money. The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 9.01. It shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal and interest on the Securities. Money and U.S. Government Obligations so held in trust are not subject to the subordination provisions of Article Four if such money and U.S. Government Obligations were received in trust prior to the occur rence of an event of default with respect to any Senior Debt.

         Section 9.03. Repayment to the Company. Subject to Section 9.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or U.S. Government Obligations held by them at any time. The Trustee and the Paying Agent shall pay or deliver to the Company upon request any money held by them and/or any stock certificate(s) held by them, for the payment of principal or interest that remains unclaimed for two years after the date such payment shall have become due. After payment to the Company, Securityholders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and the Trustee and the Paying Agent shall have no responsibility to the Securityholders for such money or stock.

         Section 9.04. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section
9.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such



                                      (30)
application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 9.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 9.01; provided, however, that if the Company has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE TEN
                                   CONVERSION

         Section 10.01. Right of Conversion; Conversion Price. The Holder of a Security may convert the principal amount of the Security in whole, and, at the Company's option accrued interest thereon, or, if less than the whole principal amount, any portion thereof that is in an integral multiple of $100 and, at the Company's option accrued interest on such portion, into Common Stock at the Conversion Price: (i) at any time after March 15, 2002 and before the close of business on the Maturity Date, (ii) in the event of an Election Contest, and
(iii) upon a Change of Control. In addition, if a Security is called for redemption, the Holder may convert it at any time before the close of business on the last Business Day prior to the Redemption Date.

         Section 10.02. Procedures for Conversion. (a) To convert a Security, a Holder must (i) complete and sign the conversion notice attached to a Security,
(ii) surrender a Security to the Company or its Conversion Agent, (iii) furnish required endorsements and transfer documents and (iv) pay any transfer tax or similar tax if required. A Holder may convert a portion of a Security only if the portion is $100 or an integral multiple of $100.

         (b) As promptly as practicable after the surrender of a Security for conversion, the Company shall deliver, to or upon the written order of the Holder, certificates representing the number of fully paid and nonassessable shares of Common Stock into which the Security may be converted in accordance with the provisions of the Security and this Indenture. Such conversion shall be deemed to have been made at the close of business on the date that a Security shall have been surrendered for conversion with a written notice of conversion duly executed in satisfactory form for conversion. At such time, the rights of the Holder of a Security as such a Holder shall cease, and, subject to the provisions of subsection (c) below, the person or persons entitled to receive the shares of Common Stock upon conversion of a Security shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time. Any such



                                      (31)
conversion shall be at the Conversion Price in effect at such time (except with respect to interest). Interest on the Security surrendered for conversion will accrue through the date that such Security has been duly surrendered for conversion and, at the Company's option, will be paid in cash or will be converted into Common Stock at the Fair Market Value of the Common Stock at the same time as the principal amount of the Security being surrendered is converted at the Conversion Price.

         (c) Notwithstanding the above, if the stock transfer books of the Company shall be closed on the date of such surrender described in subsection
(b) above, such surrender shall be effective at the close of business on the next succeed ing day on which such stock transfer books are open. As of the close of business on such succeeding day, the person or persons entitled to receive such shares of Common Stock shall be deemed the recordholder or holders thereof for all purposes. Such conversion of principal amounts shall be at the Conversion Price in effect on the date that a Security shall have been surrendered for conversion in satisfactory form for conversion, as if the stock transfer books of the Company had not been closed.

         (d) Upon conversion of a Security in part only, the Company shall execute and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security of authorized denomination in principal amount equal to the unconverted portion of a Security.

         (e) If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next succeeding Business Day.

         Section 10.03. Adjustments to Conversion Price. The number of shares of Common Stock deliverable upon conversion of a Security shall be subject to adjust ment from time to time as follows:

                  (i) Stock Splits, Stock Dividends, etc. If the Company (A) takes a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in shares of Common Stock,
         (B) subdivides its outstanding shares of Common Stock into a greater number of shares, (C) combines its outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of its Common Stock any shares of the Company of any class or series, the Holder of a Security shall thereafter be entitled to receive upon the conversion of a Security the number of shares of Common Stock or other class or series which he would have owned or have been entitled to receive had the Security been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following such



                                      (32)
         record date or the day upon which such subdivision, combination or reclassification becomes effective.

                  (ii) Dividends of Convertible Securities. If the Company pays the holders of Common Stock a dividend payable in any security convertible into Common Stock and the Holder of a Security thereafter converts the Security, such Holder shall be entitled to receive upon such conversion, in addition to the shares of Common Stock deliverable to him in accordance with the provisions hereof, the number of shares or principal amount of such security convertible into Common Stock as he would have been entitled to receive if he had converted immediately prior to the payment of such dividend.

                  (iii) Consolidation or Merger. If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert a Security into Common Stock (to the extent such right has not been previously exercised by the Holder pursuant to Section 10.01) may be changed into a right to convert it into securities, cash or other assets of the Company or another entity.

                  (iv) De Minimis. No adjustment in the number of shares into which a Security may be converted shall be required unless such adjustment would require an increase or decrease of at least one percent of the number of shares for which the Security may be converted; provided, however, that any adjustment which by reason hereof is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (v) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of a Security, but instead, to the extent that any fraction of a share would otherwise be issuable, the Company will round such fraction of a share up to the nearest whole share.

         Section 10.04. Covenant to Reserve Shares. The Company covenants that it will reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon conversion of Securities as herein provided, such number of shares of Common Stock as shall then be issuable with respect to the principal portion of the outstanding Securities upon the conversion of all outstanding Securities. The Company covenants that in the event of any election by it to pay the accrued interest due under the outstanding Securities in Common Stock upon the conversion of all outstanding Securities or upon the Maturity Date of the Securities, the Company will, prior to the issuance of such Common Stock, reserve and keep available, free from preemptive rights, out of Common Stock which has been authorized by the Company's stockholders, solely for the purpose of issuance upon conversion of the Securities or upon payment on the Maturity Date as herein provided, such number of shares of Common Stock as shall



                                      (33)
then be issuable with respect to the accrued interest upon such conversion or payment on all outstanding Securities. The Company covenants that all shares of Common Stock which shall be so issuable shall be, when issued, duly and validly issued and fully paid and nonassessable. For purposes of this Section 10.04, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding Securities with respect to the principal portion of the outstanding Securities or upon the conversion or payment at the Redemption Date or the Maturity Date of all outstanding Securities with respect to the accrued interest, as the case may be, shall be computed as if at the time of computation all outstanding Securities were held by a single Holder.

         Section 10.05. Compliance with Legal and Governmental Requirements. (a) Before taking any action which would cause an adjustment reducing the Conversion Price below the then stated or par value of the shares of Common Stock issuable upon conversion of the Securities, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Conversion Price.

         (b) The Company covenants that if any shares of Common Stock to be issued upon conversion of Securities hereunder or upon payment of accrued interest upon the Redemption Date or Maturity Date hereunder, require registration with or approval of any governmental authority under any federal or state law, or listing upon any national or regional securities exchange, before such shares may be issued upon conversion or payment, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed, as the case may be.

         Section 10.06. Payment of Taxes. The issuance of certificates for shares of Common Stock upon the conversion of the Securities shall be made without charge to the converting Securityholders for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in any such names as may be directed by, the Holders of the Securities converted; provided, however that neither the Company nor any Conversion Agent shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of Securities converted, and neither the Company nor any Conversion Agent shall be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company or the Conversion Agent the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 10.07. Responsibility of Trustee and Conversion Agent. Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility



                                      (34)
to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property or cash which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or for payment of interest due, or, subject to Section 8.01, to comply with any of the covenants of the Company contained in this Article Ten.


                                 ARTICLE ELEVEN
                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

         Section 11.01. Without Consent of Holders. The Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

                  (i)    to cure any ambiguity, defect or inconsistency;

                  (ii)   to comply with Article Six;

                  (iii) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA, if required; or

                  (iv) to make any change that does not adversely affect the rights of any Securityholders or the holders of the Senior Debt.

         Anything to the contrary notwithstanding, the Company may at any time amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder to lower the Conversion Price.

         Section 11.02. With Consent of Holders. (a) Subject to Section 7.07, the Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities without prior notice to any Holder but with the written consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to Section 7.07, the Holders of a majority in principal amount of the Securities then outstanding may waive compliance by the Company



                                      (35)
with any provision of this Indenture or the Securities without prior notice to any Holder. However, subject to Section 11.03, without the consent of each Holder affected thereby, an amendment, supplement or waiver, including a waiver pursuant to Section 7.04, may not:

                  (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                  (ii) reduce the rate of or extend the time for payment of interest on any Security;

                  (iii) reduce the principal of or extend the fixed maturity of any Security, or alter the redemption or conversion provisions with respect thereto, in a manner adverse to any Holder;

                  (iv) waive a Default in the payment of the principal of or redemption payment with respect to, any Security;

                  (v) make any changes in Section 7.04, 7.07 or this third sentence of this Section 11.02; or

                  (vi) make any Security payable in money or property other than that stated in the Security.

         (b) It shall not be necessary for the consent of the Holders under this
Section 11.02 to approve the particular form of any proposed amendment, supple ment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         (c) After an amendment, supplement or waiver under this Section 11.02 becomes effective, the Company shall mail to the Holders affected thereby and the Trustee a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

         Section 11.03. Revocation and Effect of Consents. (a) Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.




                                      (36)

         (b) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the last two sentences of the subsection (a) above, those Persons who were Holders on such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         (c) After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (i) through (vi) of subsection 11.02(a). In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

         Section 11.04. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security describing the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue without cost to the Holder thereof, and the Trustee shall authenticate, a new Security that reflects the changed terms.

         Section 11.05. Trustee to Sign Amendments, Etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Eleven if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver, the Trustee shall be entitled to demand and receive and, subject to
Section 8.01, shall be fully protected in relying upon, one or more Officer's Certificates and/or Opinions of Counsel as conclusive evidence that the execution of such amendment, supplement or waiver is authorized or permitted by this Indenture, is not inconsistent herewith and will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment until the Board of Directors approves it.


                                      (37)

                                 ARTICLE TWELVE
                                 MISCELLANEOUS

         Section 12.01. Notices. (a) Any notice or communication shall be given in writing and delivered in person or mailed by first-class mail addressed as follows:

                  if to the Company:

                           SPECIALTY CHEMICAL RESOURCES, INC.
                           9055 South Freeway Drive
                           Macedonia, Ohio  44056
                           Attention:  Corey B. Roth, President
                                           and Chief Operating Officer

                  if to the Trustee:

                           BANK ONE, N.A.
                           100 East Broad Street
                           Columbus, OH 43271-0181
                           Attn: Corporate Trust Administration

         (b) Such notices or communications shall be effective when received. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (c) Any notice or communication mailed to a Securityholder shall be mailed to such Holder first class mail, postage prepaid, at such Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

         (d) Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 12.02. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or to refrain from taking any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                  (i) an Officer's Certificate (which shall include the statements set forth in Section 12.03) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and



                                      (38)

                  (ii) an Opinion of Counsel (which shall include the statements set forth in Section 12.03) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 12.03. Statements Required in Certificate or Opinion. Each Officer's Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that the person(s) signing such certificate or opinion has read such covenant or condition;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on one or more Officer's Certificates or certificates of public officials if the Opinion of Counsel expressly states that nothing has come to the attention of such Counsel to make it believe there is not justification to rely thereon.

         Section 12.04. Rules by Trustee, Registrar, Paying Agent and Conversion Agent. The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for its functions.

         Section 12.05. Legal Holidays. If a payment date is not a Business Day, payment may be made on the next succeeding Business Day, and no interest shall accrue for the intervening period.

         Section 12.06. Governing Law. The laws of the State of Ohio shall govern this Indenture and the Securities without regard to principles of conflicts of laws.

         Section 12.07. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability.



                                      (39)

         Section 12.08. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 12.09. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors. All agreements of the Securityholders in this Indenture and in the Securities shall bind their respective successors.

         Section 12.10. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 12.11. Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

         Section 12.12. Table of Contents, Headings and References. The Table of Contents and headings of Articles and Sections of this Indenture have been inserted for convenience of reference only, shall not be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof. All references herein to Articles and Sections are to articles and sections of this Indenture, unless otherwise indicated.



                                      (40)

                                   SIGNATURES


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                            SPECIALTY CHEMICAL
                                            RESOURCES, INC.

                                            By: /s/ David F. Spink
                                               ---------------------------------

                                            Name: David F. Spink
                                                 -------------------------------

                                            Title: Chief Financial Officer
                                                  ------------------------------

Attest: /s/ Sandi Murphy
       --------------------------

                                            BANK ONE, N.A.

                                            By: /s/ David B. Knox
                                               ---------------------------------

                                            Name: David B. Knox
                                                 -------------------------------

                                            Title: Authorized Signer
                                                  ------------------------------

Attest: /s/
       --------------------------



                                      (41)

                                   EXHIBIT A

                               [FACE OF SECURITY]

No._______________                                               $_____________

                       SPECIALTY CHEMICAL RESOURCES, INC.
                   6% CONVERTIBLE SUBORDINATED NOTE DUE 2009

         SPECIALTY CHEMICAL RESOURCES, INC., a Delaware corporation, for value received, hereby promises to pay to _______________________ or registered assigns the principal sum of __________________________________________ Dollars
($____________) on March 15, 2009.

         Interest on this Note shall be paid at maturity.

         Additional provisions of this Note are set forth on the reverse side hereof.


Dated:  March  15, 1999                     SPECIALTY CHEMICAL
                                            RESOURCES, INC.


                                            By:
                                               ---------------------------------


                                            By:
                                               ---------------------------------


Certificate of Authentication:
Bank One, N.A., as Trustee
certifies that this is one of the
Securities referred to in the within
mentioned Indenture.


By:
   ---------------------------------
    Authorized Signatory

                               [BACK OF SECURITY]

                      SPECIALTY CHEMICAL RESOURCES, INC.6%
                     CONVERTIBLE SUBORDINATED NOTE DUE 2009

         1. Interest. Specialty Chemical Resources, Inc. ("Company"), a Delaware corporation, promises to pay interest on the principal amount of this Note at the rate per annum shown above. The interest on the Notes will accrue and compound semi-annually on each September 15 and March 15 from the date of this Note and will be paid along with the principal amount of this Note on March 15, 2009 (the "Maturity Date"). The interest will be payable in cash, or at the Company's option, in Company common stock, par value $.10 per share ("Common Stock"), and will be computed on the basis of a 360-day year of twelve 30-day months. Interest will not be paid until the Maturity Date or until conversion or redemption of this Note as permitted below.

         2. Method of Payment. The Holder must surrender this Note to a Paying Agent to collect the principal payment and accrued interest thereon due at maturity. The Company will pay principal and interest at the offices or the agencies of the Company maintained for that purpose in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check or its agent's check payable in such money and may mail such an interest check to the Holder's registered address. Notwithstanding the foregoing, in the event the Company elects to pay the accrued interest due to the Holder, whether at maturity, upon conversion or upon redemption, by delivery of Common Stock in lieu of cash, the Company will deliver stock certificate(s) representing the number of shares of Common Stock such Holder is entitled to receive (calculated by dividing the aggregate amount of accrued interest due under this Note by the Fair Market Value of the Common Stock) to the Holder's registered address. The Fair Market Value of the Common Stock is the average closing sales price of the Common Stock for the five consecutive trading days prior to the day immediately before the Maturity Date, conversion payment date or Redemption Date, as the case may be.

         3. Registrar and Paying Agent. Initially, Bank One, N.A. ("Trustee") will act as Registrar, Paying Agent and Conversion Agent. The Company may change any Registrar, co-registrar, Paying Agent or Conversion Agent without notice to the Holder of this Note. The Company or any of its Subsidiaries may act as Paying Agent, Registrar, co-registrar or Conversion Agent, except under certain circumstances specified in the Indenture.

         4. Indenture. The Company issued this Note under an Indenture, dated as of February 1, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indenture"), between the Company and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa- 77bbbb), as in effect on the date of the Indenture (the "Act"), as if the Indenture were governed by the same. This Note is subject to all such terms and the holder of this Note is referred to the Indenture and such Act for a statement of them. The Holder, by virtue of his acceptance of this Note, agrees to be bound by the terms of this Note and by the terms of the Indenture. The Notes are unsecured general obligations of the Company limited to $1,360,000 in original principal amount.

         5. Redemption. The Company may redeem this Note at any time, or from time to time, on or after March 15, 2002 and prior to the Maturity Date, at a Redemption Price equal to the applicable percentage of the principal amount so being redeemed determined as set forth below, in each case together with interest accrued to the Redemption Date (unless such interest is paid in Common Stock):


                                                                Redemption
                From                 To (Inclusive)               Price
                ----                 --------------             ----------
           March 15, 2002            March 15, 2002                110%
           March 15, 2003            March 15, 2003                108%
           March 15, 2004            March 15, 2004                106%
           March 15, 2005            March 15, 2005                104%
           March 15, 2006            March 15, 2006                102%
           March 15, 2007            and thereafter                100%


         In addition, the Company may offer to redeem all the then outstanding Notes at a Redemption Price equal to 105% of the principal amount thereof plus accrued interest (unless paid in Common Stock) if a Change of Control (as defined below) occurs.

         6. Notice of Redemption. Notice of redemption containing the information prescribed in the Indenture will be mailed at least 30 days before the Redemption Date to each Holder of a Note to be redeemed at his registered address. Notes in the denomination of $100 may be redeemed only in whole. Notes in denominations larger than $100 may be redeemed in part, but only in integral multiples of $100. On and after the Redemption Date, interest ceases to accrue on this Note or the portions of this Note called for redemption. Upon redemption, accrued interest due under this Note will, at the Company's option, be payable in cash or in Common Stock of the Company (as discussed in Section
2).

         7. Conversion. A Holder of this Note may convert the principal amount of this Note only in whole if the principal amount is $100, or, if in a denomination greater than $100, any portion hereof that is an integral multiple of $100, into Common Stock of the Company at the Conversion Price: (i) at any time after March 15, 2002 and before the close of business on the Maturity Date,
(ii) in the event of an "Election Contest," or (iii) in the event of a "Change of Control." In addition, if this Note is called for redemption, the Holder may convert it at any time before the close of business on the day prior to the Redemption Date. "Election Contest" means any filing pursuant to Rule 14a-11 under the Securities Exchange Act of 1934, as amended, by any Person or group of Persons for the purpose of opposing a solicitation by the Company with respect to the election of directors of the Company. Interest on this Note will accrue through the date that this Note has been surrendered for conversion and will, at the Company's option, be payable in cash or be converted into Common Stock of the Company along with the principal amount of this Note (as discussed in Section 2). "Change of Control" means the acquisition (or the announcement of an intent to acquire), directly or indirectly, by any Person (as defined in the Indenture) or group of Persons acting together, for a similar purpose, other than the "Stockholders Group," or any of them or the Affiliates (as defined in the Indenture) of beneficial ownership of shares of the Capital Stock of the Company in such amount that, after giving effect to such acquisition, such Person or Persons shall be entitled to vote 25% or more of the shares entitled to vote, as at such date, in the election of directors of the Company. The "Stockholders Group" means Edwin M. Roth, Corey B. Roth, CEW Partners, and Martin Trust.

         The initial Conversion Price is $0.40 per share. The Conversion Price is subject to adjustments as specified in the Indenture. No fractional shares of Common Stock shall be issued upon conversion, but, instead, to the extent that any fraction of a share would otherwise be issuable, the Company will round such fraction of a share up to the nearest whole share.

         To convert this Note under this Section 7, a Holder must (i) complete and sign the conversion notice on the back of this Note, (ii) surrender this Note to a Conversion Agent, (iii) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent and (iv) pay any transfer tax or similar tax if required.

         If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert this Note into Common Stock (to the extent such right has not been previously exercised by the Holder upon any Change of Control or otherwise) may be changed into a right to convert it into securities, cash or other assets of the Company or another.

         8. Subordination. The Notes are subordinated in right of payment to all Senior Debt of the Company. To the extent provided in the Indenture, Senior Debt must be paid before the Notes may be paid. Each Holder by accepting a Note agrees to the subordination and authorizes the Trustee to give it effect. Each Holder by accepting a Note also agrees to be bound by the provisions of the Indenture and the limitations contained therein. The Notes are in pari passu to the Company's 6% Convertible Subordinated Notes due 2006 issued pursuant to an Indenture dated as of October 15, 1996 between the Company and the Trustee.

         9. Denominations; Transfer; Exchange. The Notes are issuable only in registered form, without coupons, in denominations of $100 and integral multiples of $100. The Holder may register the transfer of or exchange this Note in accordance with the Indenture. The Registrar may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Note selected for redemption or register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

         10. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it for all purposes.

         11. Unclaimed Money. If money or securities for the payment of principal or interest on any Note remains unclaimed for two years, the Trustee and the Paying Agent will pay the money and deliver any stock certificates back to the Company at its request. After such time, Holders entitled to the money and/or securities must look to the Company for payment unless a law governing abandoned property designates another person.

         12. Discharge Prior to Redemption or Maturity. The Indenture and Notes will be discharged and canceled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment or conversion of all the Notes or upon the irrevocable deposit with the Trustee or Paying Agent (if other than the Company) of funds or U.S. Government Obligations sufficient to pay the principal of and interest accrued on the Notes to the Maturity Date or Redemption Date. In the case of such a deposit, Holders must look to the deposited money for payment.

         13. Amendment and Waiver. The Indenture permits, with certain excep tions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.

Subject to the Indenture, any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without the consent of any Holder, the Indenture or the Notes may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of Company obligations to Holders or to make any change that does not adversely affect the rights of any Holder.

         14. Successors. When a successor to the Company as a result of a permitted merger, consolidation or sale of assets assumes all the obligations of the Company under the Notes and the Indenture, the Company will be released from those obligations.

         15. Defaults and Remedies. If an Event of Default, as defined in the Indenture, including but not limited to, failure to pay principal or interest when such payment is due, occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of Notes may declare all the Notes together with accrued interest thereon to be due and payable immediately in the manner, with the effect and subject to the limitations provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity and security therefor satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of Defaults or Events of Default.

         16. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         17. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         18. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the front side of this Note.

         19. Legal Holidays. If a payment date is not a "Business Day" (i.e., a day other than a Saturday, Sunday, legal holiday or other day on which banks and trust companies in the city where the Trustee is located are not required to be open), then payment may be made on the next succeeding Business Day, and no interest shall accrue for the intervening period.

         20. Definitions. All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined in this Note shall have the meanings assigned to them in the Indenture; provided, however, that as used herein "Note" or "Notes" shall have the same meaning as "Security" or "Securities" under the Indenture.

         21. Abbreviations. Customary abbreviations may be used in the name of a Holder of a Debenture or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A
(= Uniform Gifts to Minors Act).

         22. Copy of Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to: Specialty Chemical Resources, Inc., 9055 South Freeway Drive, Macedonia, Ohio 44056, Attention:
Secretary.

                                ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ___________________________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                             Signature:
      ----------------------                 -----------------------------------



                                             -----------------------------------
                                             (Sign exactly as name appears on
                                             the other side of this Note)


Signature Guarantee:__________________________
(to be signed by a New York commercial bank or trust company or a member of the New York
Stock Exchange)

                               CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box. [ ]

To convert only part of this Note in the amount of $100 or integral multiples thereof, state the amount: $____________________________

If you want the stock certificate made out in another person's name, fill in the form below and have your signature guaranteed:



--------------------------------------------------------------------------------
           (Insert other persons's social security or tax ID number)



Dated:                             Signature:
      ----------------------                 -----------------------------------



                                             -----------------------------------
                                             (Sign exactly as name appears on
                                             the other side of this Note)


Signature Guarantee:__________________________
(to be signed by a New York commercial bank or trust company or a member of the New York
Stock Exchange)